GOVERNMENT SECURITIES PORTFOLIO

The GOVERNMENT SECURITIES PORTFOLIO provided 19.5% in total return during 1995, ranking third of 28 variable life/annuity U.S. government portfolios. (SOURCE:
LIPPER ANALYTICAL SERVICES) The Portfolio invests in intermediate- and long-term bonds issued by the U.S. government and its agencies, including mortgage backed securities. (NEITHER THE MARKET VALUE OF U.S. GOVERNMENT SECURITIES NOR
THE PORTFOLIO'S SHARES ARE GUARANTEED BY THE U.S. GOVERNMENT.)

We reaped substantial gains in 1995 by lengthening maturities by the right amount (to more than 5.3 years) at the right time (when interest rates were falling this summer). The longer duration translated to an effective maturity of
6.7 years, longer than that of many other U.S. government funds measured by Lipper. While this longer maturity range carried risk if interest rates rose, we believed that rates would decline most of the year and we were right.

We also looked for price discrepancies among the different sectors of the U.S. government bond market, buying inexpensive bonds and then selling them when their prices rose. For instance, when mortgages suddenly looked very highly priced earlier in the year, and we thought interest rates might drop quickly (which hurts mortgage bond prices), we sold them and bought U.S. Treasurys.


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VALUE OF $10,000 INVESTED IN THE GOVERNMENT SECURITIES PORTFOLIO VS. LEHMAN
GOVERNMENT INDEX AND LIPPER VIP U.S. GOVERNMENT AVERAGE SINCE INCEPTION(1)

                                       [GRAPH]

              $18,817  LB GOVERNMENT INDEX(2)
              $18,600  GOVERNMENT SECURITIES PORTFOLIO
              $18,000  LIPPER VIP US GOVERNMENT AVG(3)

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AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1995

----------------------------------------------------------------------------------------------
                             ONE              THREE             FIVE                SINCE
                             YEAR     RANK    YEARS     RANK    YEARS     RANK    INCEPTION*
----------------------------------------------------------------------------------------------
Gov't Sec. Portfolio(1)      19.5%    3/28     8.5%     3/19     9.4%     2/14        9.5%
Lipper VIP US Gov't Avg(3)   17.0              7.4               9.1                  9.3
Lehman Gov't Index(2)        18.3              8.2               9.4                  9.7
----------------------------------------------------------------------------------------------

*INCEPTION DATE: 5/1/89

Some U.S. government securities are guaranteed as to timely payment of principal and interest. The underlying securities in the Portfolio carry this guarantee; not the Portfolio itself. Mortgage backed securities entail additional prepayment and extension risk.

(1) Past performance is not predictive of future performance. Portfolio performance does not reflect Separate Account expenses or other product charges.

 * Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average and Index since inception returns reflect the portfolio's first full calendar month of performance.

(2) The Lehman Government Index is a weighted index comprised of securities issued or backed by the U.S. government, its agencies and instrumentalities with a remaining maturity of one to 30 years. The LGI is an unmanaged index and includes the reinvestment of all interest, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the LGI may differ substantially from the securities in the Portfolio. The LGI is not the only index that may be used to characterize performance of income funds and other indices may portray different comparative performance.

(3) The Lipper Variable Insurance Products (VIP) U.S. Government Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and insurance products. These returns are net of investment fees and fund expenses but not product charges.

Q&A

[PHOTO]

PORTFOLIO MANAGER
BARBARA KENWORTHY

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Q. BARBARA, WHAT ARE THE MAJOR FACTORS YOU'LL BE WATCHING IN THE BOND MARKET
THIS YEAR?

A. 1996 is a Presidential election year, which throws several unknowns into our bond equations. We'll be watching the politicking closely for any signs that the deficit-cutting ardor has cooled. We think a balanced federal budget can be key to reassuring bond investors that inflation is whipped for the time being.


Q. WHAT ABOUT THE ON-AGAIN, OFF-AGAIN BUDGET DISCUSSIONS?

A. At the time of this writing, in late January, the Republicans have indicated that, until a budget accord is reached, they will limit funding to existing programs--a negative for economic growth. In addition, the Federal Reserve seems likely to reduce interest rates at least one more time, although it is difficult to anticipate when. The economy's health is still a bit unclear and it will certainly be chilled by January's snowstorms--on top of the recent acceleration in corporate layoffs. If the economy remains flat or dips into recession, investors could see interest rates touching historical lows again this year--or even moving lower.


Q. ARE THERE ANY NEGATIVE SIGNS ON THE HORIZON?

A. We have noticed some indications of an upturn in commodities prices, especially in gold. Rising commodity prices are often a harbinger of future inflation. A further upturn in commodity prices could stop any Federal Reserve-induced rate reductions for this year.


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